UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 17, 2014

Ecrypt Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-1449574	32-0201472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Table Mesa Drive Boulder, Colorado 80305
(Address of principal executive offices)

Registrant’s telephone number, including area code:  1.866.204.6703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Chief Executive Officer

On June 17, 2014, Brad Lever resigned as the Chief Executive Officer of Ecrypt Technologies, Inc., a Colorado corporation (the “Registrant”); Mr. Lever will continue to serve as the Chief Financial Officer and Director of the Registrant and will also serve as the Chief Operating Officer of the Registrant.  On June 17, 2014, the Board of Directors of the Registrant approved the Registrant’s engagement of Thomas Cellucci to serve as the Chief Executive Officer of the Registrant.

In addition to serving as the Chief Executive Officer of the Registrant Mr. Cellucci currently serves as a Director of the Registrant.  In addition to serving as a Director of the Registrant, from 1999 to the present, Mr. Cellucci serves as the Chairman and CEO of Cellucci Associates, a high-tech marketing firm focused on developing business and marketing plans for worldwide high-tech firms.

From 2013 to the present, Mr. Cellucci is also the Executive Director at AGVE (Alliance for Government Virtual Engagements located in Washington DC.  AGVE is a non-profit dedicated to fostering technology-focused bridges, best practices and communications between government and the private sector to enable high performance/price business operations for government.  He is also the Founding and Managing Partner of Union Core Technology Partners, a private equity fund.

From 2007 to 2011 Mr. Cellucci served as the First Chief Commercialization Officer of the United States of America, where he was responsible for overseeing the development and execution of programs and processes that identified, evaluated, and commercialized privately owned technologies into products or services that met the needs of the Department of Homeland Security’s (DHS) stakeholders, including DHS operating components and, end users such as the nation's first responders, and critical infrastructure owner/operators.

During his tenure as the Chief Commercialization Officer, in 2010 Mr. Cellucci was also appointed as the Director of the Office of Public-Private Partnerships, which oversees the Long Range Broad Agency Announcement (LRBAA) procurement process, Office of SAFETY Act Implementation (OSAI), Small Business Innovation Research (SBIR) Office as well as the Commercialization Office.  At this same time Mr. Cellucci , was also named Executive Director of the Research and Development (R&D) Partnerships Group responsible to leverage the billions of dollars in assets and the expertise of more than 1300 team members through the group’s investments in national labs, universities, international partners, the private sector and government interagency partners to develop technologies and products for the Homeland Security Enterprise (HSE).

Between 1987 to 2006, Mr. Cellucci’s positions included Chief Marketing Officer and Vice President of Products, then President and Chief Operating Officer at Zyvex Corporation, a nanotechnology company located in Houston Texas; President and CEO of Etec Inc, a Micro-Opto-Electro-Mechanical Systems and Micro-Electro-Mechanical Systems company located in Peabody, MA; Executive VP and General Manager of Integrated Dynamics Engineering, a company providing solutions in environmental disturbance control technology for vibration isolation, EMI cancellation, and acoustic suppression; Senior Director of Scientific and Laboratory Products, then Senior Director of Vibration Control Business of Newport Corporation, a global supplier of advanced technology products and solutions for Scientific Research, Life & Health Science, Aerospace & Defense, Photovoltaics, Industrial Manufacturing, Semiconductors, and Microelectronics markets, located in Irvine CA; and Senior Sales Engineer at Coherent, where he Managed over 10 million dollars of laser/electro-optic equipment for several companies and institutions such as AT&T, Bell Communications, Research, Exxon, NASA and Princeton University

Between 1978 and 1991 Mr. Cellucci was Chemistry Lecturer at Fordham University, the University of Pennsylvania, and Princeton University, as well as Professor of Physics and Laser/Electro-Optic Technology at Camden County College.

Mr. Cellucci earned a PhD in Physical Chemistry from the University of Pennsylvania, an MBA from Rutgers University and a BS in Chemistry from Fordham University. He has also attended and lectured at executive programs at the Harvard Business School, MIT Sloan School, Kellogg School and others.

In conjunction with the Registrant’s engagement of Mr. Celluci, on June 17, 2014, the Registrant entered into an employment agreement (the “Employment Agreement”) with Mr. Celluci for an unfixed term, pursuant to which the Registrant agreed to employ Mr. Celluci as the Chief Executive Officer of the Registrant.  Pursuant to the terms of the Employment Agreement, as consideration for Mr. Celluci’s services as the Chief Executive Officer, Mr. Celluci was granted up to a total of up to eighteen million nine hundred and sixty five thousand and four hundred and eight (18,965,408) shares of common stock in the Registrant, which shares shall be issued as follows: (i) nine million four hundred and eighty two thousand and seven hundred and four (9,482,704) shares of common stock pursuant to the terms and conditions of a Restricted Shares Agreement attached to the Employment Agreement as Exhibit A; and (ii) nine million four hundred and eighty two thousand and seven hundred and four (9,482,704) of common stock pursuant to a restricted shares agreement once the Registrant either (a) amends its existing Stock Compensation Program (the “Program”) to increase the number of maximum authorized shares which may be issued under the Program, or (b) adopts a new stock compensation program. Additionally Mr. Celluci may be awarded an annual discretionary performance bonus for his services rendered as the Chief Executive Officer; the amount of the performance bonus is at the discretion of the Registrant’s Board of Directors.  Mr. Celluci’s Employment is At-Will and may be terminated at any time by the Registrant or Mr. Celluci.

The foregoing description of the Employment Agreement and Restricted Shares Agreement is qualified in its entirety by reference to the Employment Agreement and the accompanying Restricted Shares Agreement which are filed as Exhibit 10.16 to this Form 8-K and are herein incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.16	Employment Agreement and accompanying Restricted Shares Agreement, dated June 18, 2014, by and between Ecrypt Technologies, Inc. and Thomas Celluci.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECRYPT TECHNOLOGIES, INC.

Date: June 18, 2014

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By:  /S/ Brad Lever

Brad Lever, Chief Operating Officer, Chief Financial Officer, Director

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